Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant                     [ X ]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]     Preliminary Proxy Statement     [  ]Confidential, for use of
                                              the Commission only
                                              (as permitted by Rule 14a-6(e)(2))
[ X ]     Definitive Proxy Statement

[   ]     Definitive Additional Materials

[   ]     Soliciting Material under Rule 14a-12


                        Wells Family of Real Estate Funds
                        ---------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of person (s) filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

[ X ]   No fee required.

[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1.  Title of each class of securities to which transaction applies:

         2.  Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         4.  Proposed maximum aggregate value of transaction:

         5.  Total fee paid:

[   ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filling.

         1. Amount Previously Paid:

         2. Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

 WELLS FAMILY OF REAL ESTATE FUNDS                               EVERY SHAREHOLDER'S VOTE IS IMPORTANT
       P.O. BOX 9132                                               PLEASE VOTE YOUR PROXY . . .TODAY
   HINGHAM, MA 02043-9132          -------------------------------------------------------------------------------------------------
                                       TO VOTE BY  TELEPHONE            TO VOTE BY INTERNET              TO VOTE BY MAIL
                                    1) Read the proxy statement      1) Read the proxy statement    1) Read the proxy statement
                                       and have this proxy card      2) Go to WWW.PROXYWEB.COM      2) Check the appropriate
                                       at hand.                      3) Follow the simple              boxes on the reverse side.
                                    2) Call 1-800-690-6903.             instructions.               3) Sign and date the proxy card.
                                    3) Follow the simple                                            4) Return the proxy card in
                                       instructions.                                                   the envelope provided.
---------------------              -------------------------------------------------------------------------------------------------
 999 999 999 999 99                           IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD.
---------------------

                                                                        THIS PROXY IS  SOLICITED  ON BEHALF OF THE BOARD OF TRUSTEES
                                                                                                     SPECIAL MEETING OF SHAREHOLDERS
                                                                            APRIL 29, 2004 - 11:00 A.M. EASTERN TIME (THE "MEETING")

                                   WELLS S&P REIT INDEX FUND The  undersigned  appoints John  F. Splain and Wade R. Bridge, and each of them  individually with power to  act without the other and with  the right of substitution in each, the proxies of the undersigned to vote all shares of the above-referenced Fund (the "Fund")
                                   held by the undersigned on  March 1, 2004, at  the Meeting, to  be held at the offices of Ultimus
                                   Fund Solutions,  LLC, 135  Merchant Street, Suite 230, Cincinnati,  Ohio 45246  on April 29, 2004
                                   at 11:00 A.M., Eastern Time and at any adjournment(s) or postponement(s) thereof, with all powers the  undersigned would  possess if present in person.  All previous proxies given with respect to the Meeting are  revoked.  The undersigned acknowledges receipt of the Notice  of Special Meeting and Proxy Statement.

                                                                        IF YOU ARE NOT VOTING BY PHONE OR INTERNET PLEASE VOTE, DATE
                                                                        AND  SIGN,  AND  PROMPTLY  RETURN  THIS  PROXY  CARD  IN THE
                                                                        ENCLOSED ENVELOPE PROVIDED.

                                                                                        Dated: ______________________

                                                                        ------------------------------------------------------------



                                                                        ------------------------------------------------------------
                                                                          (Signature)                            (SIGN IN THE BOX)



                                                                        Please  sign  exactly  as your  name or names  appear to the left.  When  shares are held by joint  tenants,  both should sign.  When  signing as attorney,  executor,  administrator, trustee,  guardian or in any other representative  capacity,
                                                                        please   give  full  title  as  such.   If  signing   for  a
                                                                        corporation,   please  sign  in  full   corporate   name  by
                                                                        authorized   person.  If  a  partnership,   please  sign  in
                                                                        partnership name by authorized person.
                                                                                                                           WELLS MBD












PLEASE REFER TO THE PROXY  STATEMENT FOR A DISCUSSION OF EACH OF THESE  MATTERS.
IF NO SPECIFICATION  IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.  AS TO
ANY OTHER MATTER, THE PROXIES SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING.

                                                 PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. / X /
                                                 PLEASE DO NOT USE FINE POINT PENS.






                                                                                               FOR    AGAINST   ABSTAIN
1. To  approve  a  new  investment  sub-adivsory  agreement  between Wells Asset              /  /     /  /     /  /
   Management, Inc. and PADCO  Advisors,  Inc.

2. To elect nine Trustees:
                                                                                               FOR ALL            WITHHOLD
                                                                                              NOMINEES            AUTHORITY
(01) Michael R. Buchanan       (02) Richard W. Carpenter  (03) Bud Carter                  LISTED (EXCEPT        TO VOTE FOR
(04) William H. Keogler,  Jr.  (05) Donald S. Moss        (06) Walter W. Sessoms            AS MARKED TO         ALL NOMINEES
(07) Neil H.  Strickland       (08) Leo F. Wells, III     (09) W. Wayne Woody               THE CONTRARY
                                                                                               AT LEFT)

                                                                                                /   /               /   /


--------------------------------------------------------------------------------
TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NUMBER OF
THE NOMINEE(S) ON THE LINE ABOVE.

3.   To ratify the  selection  of Ernst & Young LLP as the  Trust's  independent               FOR    AGAINST   ABSTAIN
     public accountants for the fiscal year ending December 31, 2004; and                     /  /     /  /      /  /

4. To transact any other business, not currently contemplated, that may properly come before the meeting in the discretion of the proxies or their substitutes.


                                              PLEASE SIGN ON REVERSE SIDE


                                                                                                 WELLS MBD

                                PROXY STATEMENT
                                 MARCH 15, 2004



IMPORTANT VOTING INFORMATIN INSIDE



                            WELLS S&P REIT INDEX FUND




[GRAPHIC OMITTED]                    WELLS

                                  MUTUAL FUNDS









                            PLEASE VOTE IMMEDIATELY!

              You can vote through the internet, by telephone, or
                   by mail. Details on voting can be found on
                                your proxy card.

                        WELLS FAMILY OF REAL ESTATE FUNDS
                            6200 The Corners Parkway
                             Atlanta, Georgia 30092

                         SPECIAL MEETING OF SHAREHOLDERS
                                 April 29, 2004

                      Important Voting Information Inside!



TABLE OF CONTENTS

Letter from the President ..................................................  1

Notice of Special Meeting of Shareholders ..................................  3

Proxy Statement ............................................................  4

   Proposal 1:  Approval of New Sub-Advisory Agreement .....................  5

   Proposal 2:  Election of Trustees .......................................  9

   Proposal 3:  Ratification of Independent Public Accountants ............. 19

   Outstanding Shares and Voting Requirements .............................. 20

   Information about Rydex ................................................. 21

   Information on the Operation of the Fund ................................ 22

   Principal Shareholders .................................................. 24

   Other Matters ........................................................... 25

   Exhibit A:  New Sub-Advisory Agreement .................................. A-1

   Exhibit B: Audit Committee Charter ...................................... B-1

                            LETTER FROM THE PRESIDENT

                        Wells Family of Real Estate Funds
                            6200 The Corners Parkway
                             Atlanta, Georgia 30092

                                                                 March 15, 2004

Dear Shareholder,

     I am writing to inform you of an upcoming Special Meeting of Shareholders of the Wells S&P REIT Index Fund (the "Fund") to be held on April 29, 2004.

     I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY.

     At this Special Meeting of Shareholders, you are being asked to approve a new sub-advisory agreement between Wells Asset Management, Inc., the Fund's investment manager, and PADCO Advisors, Inc., operating as Rydex Investments ("Rydex"), the Fund's current sub-adviser. The founder and controlling shareholder of Rydex, Albert "Skip" Viragh, Jr., died of cancer in December, 2003. Upon Mr. Viragh's death, ownership of Mr. Viragh's interest in Rydex transferred to certain beneficiaries of his estate. This transaction resulted in a change of control at Rydex, which in turn caused the sub-advisory agreement between Rydex and Wells Asset Management, Inc. to terminate.

     The new sub-advisory agreement that you are being asked to approve is substantially identical in all material respects as the previous sub-advisory agreement. PLEASE KEEP IN MIND THAT WELLS ASSET MANAGEMENT, INC. (NOT THE FUND) IS RESPONSIBLE FOR PAYMENT OF THE FEES UNDER THE NEW SUB-ADVISORY AGREEMENT AND, THEREFORE, NO FEE INCREASE WILL RESULT FROM APPROVING THE AGREEMENT. In addition, at the Special Meeting you are being asked to approve the election of nine trustees to the Board of Trustees of the Wells Family of Real Estate Funds and to ratify the selection of Ernst & Young LLP as the Trust's independent public accountant for fiscal year ending December 31, 2004.

     The Board of Trustees of the Fund has approved the proposals described herein and recommends a vote "FOR" each proposal. If you have any questions regarding the issues to be voted on or need assistance in completing your proxy card, please contact us toll free at 1-800-282-1581.

     I appreciate your consideration of these important proposals. Thank you for investing with the Wells Family of Real Estate Funds and for your continued support.

Sincerely,

/s/ Leo F. Wells, III

Leo F. Wells, III
President

                        WELLS FAMILY OF REAL ESTATE FUNDS

                            WELLS S&P REIT INDEX FUND

--------------------------------------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 29, 2004

--------------------------------------------------------------------------------


     NOTICE IS HEREBY GIVEN that a special meeting of shareholders of the Wells S&P REIT Index Fund, a series of Wells Family of Real Estate Funds, will be held at the offices of its transfer agent, Ultimus Fund Solutions, LLC, 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, on April 29, 2004 at 11:00 a.m., Eastern time, to consider and vote on the following matters:

     1. To approve a new investment sub-advisory agreement between Wells Asset Management, Inc. and PADCO Advisors, Inc. WELLS ASSET MANAGEMENT, INC. (NOT THE FUND) IS RESPONSIBLE FOR PAYMENT OF THE FEES UNDER THIS AGREEMENT AND, THEREFORE, NO FEE INCREASE WILL RESULT FROM APPROVING THIS PROPOSAL;

     2.   To elect nine Trustees;

     3. To ratify the selection of Ernst & Young LLP as the Trust's independent public accountants for the fiscal year ending December 31, 2004; and

     4. To transact any other business, not currently contemplated, that may properly come before the meeting in the discretion of the proxies or their substitutes.

     A proxy statement and proxy solicited by the Trust are enclosed herewith. Shareholders of record at the close of business on March 1, 2004 are entitled to notice of and to vote at this meeting or any adjournment thereof.


                                        By order of the Board of Trustees,

                                        /s/ John F. Splain

                                        John F. Splain
                                        Secretary
March 15, 2004
--------------------------------------------------------------------------------
PLEASE EXECUTE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, THUS AVOIDING UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                        WELLS FAMILY OF REAL ESTATE FUNDS

                       SPECIAL MEETING OF SHAREHOLDERS OF
                            WELLS S&P REIT INDEX FUND

                          TO BE HELD ON APRIL 29, 2004


--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------

     This proxy statement is furnished in connection with the solicitation by the Board of Trustees of Wells Family of Real Estate Funds (the "Trust") of proxies for use at the Special Meeting of Shareholders of the Wells S&P REIT Index Fund (the "Fund") or at any adjournment thereof. The principal address of the Trust is 6200 The Corners Parkway, Atlanta, Georgia 30092. This proxy statement and form of proxy were first mailed to shareholders on or about March 15, 2004.

     The Special Meeting of Shareholders is being held for the following purposes: (1) to consider approval of a new investment sub-advisory agreement (the "New Sub-Advisory Agreement") between Wells Asset Management, Inc. and PADCO Advisors, Inc., operating as Rydex Investments ("Rydex"), (2) to elect nine Trustees, and (3) to ratify the selection of Ernst & Young LLP as the Trust's independent public accountants for the fiscal year ending December 31, 2004.

     A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein. A proxy that is properly executed but has no voting instructions with respect to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the meeting.

     The cost of the solicitation, including the printing and mailing of the proxy materials, will be borne by Rydex. In addition to solicitation through the mail, proxies may be solicited by officers, employees and agents of the Fund without cost to the Fund. Such solicitation may be by telephone, facsimile or otherwise. Rydex will reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

     Rydex has retained Management Information Services Corp. ("MIS") to solicit proxies for the Meeting. MIS is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of these services is approximately $24,000, and will be paid by Rydex.

                                   PROPOSAL 1
                     APPROVAL OF NEW SUB-ADVISORY AGREEMENT

BACKGROUND

     Wells Asset Management, Inc. (the "Adviser") has served as the Fund's investment adviser since the Fund's commencement of operations on March 2, 1998. Under the advisory contract between the Adviser and the Trust, the Adviser is responsible for providing general investment supervisory services to the Fund and to manage the Fund's business affairs. The controlling shareholder of the Adviser is Leo F. Wells, III. The Fund pays the Adviser a fee at an annual rate of .50% of the average value of its daily net assets.

     On May 1, 2001, the Adviser, with the approval of the Board of Trustees and Fund shareholders, hired Rydex to serve as discretionary portfolio manager for the Fund pursuant to a sub-advisory agreement (the "Former Sub-Advisory Agreement"). The Adviser pays Rydex a fee of 0.20% of the Fund's average daily net assets up to $100 million, .15% of the next $400 million of such assets, and ..10% of such assets in excess of $500 million, subject to a minimum fee of $10,000 per month. Rydex has been continuously managing the Fund's investments since May 1, 2001.

     Rydex, at the time of Mr. Albert Viragh, Jr.'s death, was owned entirely by the 2003 Dynamic Irrevocable Trust (the "Viragh Family Trust"). Mr. Viragh controlled the Viragh Family Trust. Upon Mr. Viragh's death, control of Viragh Family Trust transferred to its trustees, Mark S. Viragh, Katherine A. Viragh and Roger E. Young (the "Transaction"). Pursuant to the provisions of the Investment Company Act of 1940 (the "1940 Act"), this change in control of the Viragh Family Trust resulted in a change of the control of Rydex, which in turn resulted in the termination of the Former Sub-Advisory Agreement.

     As a result, shareholders are being asked to approve the New Sub-Advisory Agreement. The terms of the New Sub-Advisory Agreement are substantially identical in all material respects to those of the Former Sub-Advisory Agreement. In addition, the parties responsible for the day-to-day management of Fund assets will remain the same under the New Sub-Advisory Agreement.

THE INTERIM ADVISORY AGREEMENT

     As a result of the Transaction having occurred prior to shareholder approval of the New Sub-Advisory Agreement, the Trust does not have an investment sub-advisory agreement in place for the Fund that has been approved by shareholders in accordance with the 1940 Act. In order for Rydex to continue as the Fund's sub-adviser, the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust (the "Independent Trustees"), at an in person meeting held on December 16, 2003, approved an interim advisory agreement (the "Interim Sub-Advisory Agreement") with Rydex.
The  Interim  Sub-Advisory   Agreement  was
approved within 10 days of the termination of the former advisory agreement as required by Rule 15a-4 under the 1940 Act. The Interim Sub-Advisory Agreement is dated as of December 11, 2003, the date of the Transaction, and replaced the Former Sub-Advisory Agreement as of such date. The Interim Sub-Advisory
Agreement will terminate upon shareholder approval of the New Sub-Advisory Agreement, unless it sooner terminates according to its terms, as described below.

     The terms of the Interim Sub-Advisory Agreement, including the amount of compensation payable to Rydex, are substantially identical to those of the recently terminated Former Sub-Advisory Agreement except that (1) the Interim Sub-Advisory Agreement has a maximum term of 150 days, (2) the Trustees or a majority of the Fund's outstanding shares may terminate the Interim Sub-Advisory Agreement at any time, without penalty, on not more than 10 days' written notice, and (3) compensation earned by Rydex under the Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account until Fund shareholders approve the New Sub-Advisory Agreement with Rydex, after which the amount in the escrow account plus interest will be paid to Rydex.

THE NEW SUB-ADVISORY AGREEMENT

     The terms of the New Sub-Advisory Agreement are substantially identical in all material respects to those of the Former Sub-Advisory Agreement, except that the New Sub-Advisory Agreement has a different effective date and termination date. The New Sub-Advisory Agreement, if approved by shareholders, will replace the Interim Sub-Advisory Agreement. Under the New Sub-Advisory Agreement, Rydex will continue to be responsible for selecting portfolio securities and for providing a continuous investment program for the Fund, including providing investment research and management and purchasing, retaining and selling securities for the Fund and placing orders for the execution of the Fund's portfolio transactions, all in accordance with the 1940 Act and any rules thereunder, the supervision and control of the Board of Trustees, and the investment objective, policies and restrictions of the Fund. Rydex will continue to pay all expenses incurred by it in connection with its investment sub-advisory services pertaining to the Fund. The Fund will continue to pay all of the expenses relating to its own operations, including brokerage fees and commissions, taxes, interest charges, the fees of the Adviser and the fees and expenses of the Fund's administrator, transfer agent, fund accounting agent and custodian, audit and legal expenses, costs of Trustees' and shareholders' meetings, costs of maintaining the Trust's existence as a legal entity, federal and state registration or qualification fees and expenses, costs of printing and mailing Prospectuses and shareholder reports to existing shareholders, fees and expenses of the Independent Trustees and extraordinary expenses.

     Fees paid to Rydex under the New Sub-Advisory Agreement will be calculated at the same rate as the fees previously charged under the Former Sub-Advisory Agreement and those presently charged under the Interim Sub-Advisory Agreement.

The sub-advisory fee, which is paid by the Adviser (not the Fund), is equal to the annual rate of 0.20% of the Fund's average daily net assets up to $100 million, .15% of the next $400 million of such assets, and .10% of such assets in excess of $500 million, subject to a minimum fee of $10,000 per month.

The New Sub-Advisory Agreement, if approved by shareholders, will continue in effect for an initial period of two years from the date of such approval, and from year to year thereafter, provided that its continuance is specifically approved (1) by the Board of Trustees or (2) by a vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. In either event the continuance of the New Sub-Advisory Agreement must also be approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such continuance.

     The New Sub-Advisory Agreement may be terminated at any time upon 60 days' written notice, without payment of any penalty (1) by the Board of Trustees, (2) by a vote of the majority of the outstanding voting securities of the Fund, or
(3) by Rydex. The New Sub-Advisory Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

     The New Sub-Advisory Agreement, like the Interim Sub-Advisory Agreement and the Former Sub-Advisory Agreement, provides that Rydex will not be liable for any error of judgment, mistake of law or for any other loss suffered by the Fund in connection with the services that Rydex provides to the Fund, and further that Rydex will be indemnified against a loss related to or resulting from the services it provides to the Fund, except, in each case, a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from Rydex's willful misfeasance, bad faith or gross negligence, or from reckless disregard by Rydex of its obligations and duties under the New Sub-Advisory Agreement.

     The description of the New Sub-Advisory Agreement in this Proxy Statement is only a summary. The form of the New Sub-Advisory Agreement is attached hereto as Exhibit A. You should read the New Sub-Advisory Agreement.

     If the  shareholders  of the  Fund  do not  approve  the  New  Sub-Advisory
Agreement  within 150 days of the  effective  date of the  Interim  Sub-Advisory
Agreement, the Trustees will consider other appropriate actions in accordance with the 1940 Act.

EVALUATION BY THE BOARD OF TRUSTEES

     On February 17, 2004, the Board of Trustees, including the Independent Trustees, unanimously approved, subject to the required shareholder approval described herein, the New Sub-Advisory Agreement.

     In making the determination to recommend approval of the New Sub-Advisory Agreement to shareholders of the Fund, the Board of Trustees carefully evaluated information the Trustees deemed necessary to enable them to determine that the New Sub-Advisory Agreement would be in the best interests of the Fund and its shareholders. The Board of Trustees gave substantial weight to Rydex's representations that: (1) the responsibilities of Rydex under the New Sub-Advisory Agreement are the same in all material respects as under the Former Sub-Advisory Agreement and the Interim Sub-Advisory Agreement; (2) the operations of Rydex and the level or quality of advisory services provided to the Fund will not be materially affected as a result of the New Sub-Advisory Agreement; (3) the same personnel of Rydex who currently provide investment advisory services to the Fund will continue to do so upon approval of the New Sub-Advisory Agreement; (4) the overall sub-advisory fees payable by the Adviser (not the Fund) will be at the same rate as the compensation now payable by the Adviser; and (5) the overall financial condition of Rydex remains strong following the Transaction. The Board of Trustees believes that the Fund should receive investment management services under the New Sub-Advisory Agreement at least equal to those currently received by the Fund, with no change in the overall sub-advisory fees payable by the Adviser.

     In addition, the Trustees considered a wide range of information of the type they would regularly consider when determining to continue a fund's management agreement as in effect from year to year. The Trustees considered information about, among other things:

     o Rydex and its personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources and investment process;

     o    the terms of the New Sub-Advisory Agreement;

     o the scope and quality of the services that Rydex has been providing to the Fund; and

     o the investment performance of the Fund and its correlation to the returns of the S&P REIT Index.

     After carefully considering the information described above, the Trustees, including the Independent Trustees, unanimously voted to approve the New Sub-Advisory Agreement and to recommend that the Fund's shareholders vote to approve the New Sub-Advisory Agreement.


THE  BOARD  OF  TRUSTEES,   INCLUDING  THE  INDEPENDENT  TRUSTEES,   UNANIMOUSLY
RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

                                   PROPOSAL 2:
                              ELECTION OF TRUSTEES


     The Board of Trustees of the Trust is proposing that nine individuals (the "Nominees") be elected by shareholders to the Board at the Special Meeting of Shareholders. It is intended that the enclosed Proxy will be voted FOR the election of the nine Nominees named below as Trustees, unless such authority has been withheld in the Proxy. Each person elected as Trustee shall serve for an indefinite term, until his resignation, retirement or removal. Information regarding each Trustee, including the Nominees, is set forth below. Each Nominee has consented to continue to serve, as a Trustee if elected. The officers are elected by the Trustees annually.

     The 1940 Act provides that vacancies on the Board of Trustees may not be filled by Trustees unless thereafter at least two-thirds of the Trustees shall have been elected by shareholders. To ensure future compliance with the 1940 Act, shareholders of the Fund are being asked at the Special Meeting to elect all nine existing Trustees, thus, resulting in each Trustee having been elected by shareholders. Consistent with the Trust's Bylaws, and as permitted by Ohio law, the Trust does not anticipate holding annual shareholder meetings unless required by the 1940 Act. Thus, the Trustees will effectively be elected for indefinite terms, subject to retirement, resignation or removal. Each Nominee has indicated a willingness to serve as a member of the Board of Trustees if elected. If any of the Nominees should not be available for election at the time of the Special Meeting, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. However, management has no reason to believe that any Nominee will be unavailable for election. In evaluating the Nominees, the Trustees took into account their background and experience, including their familiarity with the issues relating to the Fund and its underlying investments as well as their careers in business, accounting, finance and other areas. The Trustees also considered the prior experience of the Nominees as Trustees of the Trust.

THE BOARD OF TRUSTEES GENERALLY

     The Board of Trustees oversees the management of the Trust and generally meets at least quarterly to review reports about Fund operations. The Board has the authority to manage the business of the Trust on behalf of its investors, and it has all powers necessary or convenient to carry out that responsibility. Consequently, the Trustees may adopt Bylaws providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such Bylaws do not reserve that right to the Fund's investors. Subject to the 1940 Act and applicable Ohio law, they may fill vacancies on the Board or reduce the number of Board members, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate. They may appoint from their own number and establish and terminate one or more committees consisting of two or more Trustees who may exercise the powers and authority of the Board to the extent that the Trustees determine. They may, in general, delegate such authority as they consider desirable to any officer of the Trust, to any Committee of the Board and to any agent or employee of the Trust. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive.

INFORMATION REGARDING THE TRUST'S TRUSTEES, NOMINEES AND OFFICERS

     The following is a list of the Trustees/Nominees and the Executive Officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk. The other Trustees/Nominees are independent; that is, among other things, they are not employees or officers of the Trust and they have no financial interest in the Adviser, Rydex, the Distributor or any of the Trust's other service providers. During the most recent fiscal year, the Board of Trustees met four times. Each Trustee attended over 75% of the meetings of the Board of Trustees and, if he was a member, of the Trust's Audit Committee.

     INTERESTED TRUSTEE AND OFFICERS. The table below sets forth certain information about each of the Trust's Trustees/Nominees and Executive Officers.

                                                                                         NUMBER
                                                                                            OF
                                                                                        PORTFOLIOS         OTHER
                                POSITION(S)     LENGTH OF                                IN FUND       DIRECTORSHIPS1
                                 HELD WITH        TIME       PRINCIPAL OCCUPATION(S)     COMPLEX           HELD BY
NAME, ADDRESS, AND AGE             TRUST         SERVED       DURING PAST 5 YEARS        OVERSEEN         TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
*Leo F. Wells III                 President/     Since       President and Director of       1        Director of Wells
6200 The Corners Parkway          Trustee/       January     Wells Asset Management,                     Real Estate
Atlanta, GA 30092                 Nominee         1998       Inc. (the Fund's investment              Investment Trust,
Age: 60                                                      adviser), Wells Capital, Inc.            Inc. and Wells Real
                                                             (real estate company), Wells             Estate Investment
                                                             & Associates, Inc. (real estate            Trust II Inc.
                                                             brokerage company), Wells
                                                             Management Company, Inc.
                                                             (property management
                                                             company), Wells Advisors,
                                                             Inc. (non-bank custodian for
                                                             IRAs), Wells Development
                                                             Corporation (acquisition and
                                                             development of commercial
                                                             real estate) and Wells Real
                                                             Estate Funds, Inc. (holding
                                                             company for the Wells group
                                                             of companies); President of
                                                             Wells Real Estate Investment
                                                             Trust, Inc.

EXECUTIVE OFFICERS
Jill W. Maggiore              Vice President      Since      Vice President Mutual Funds
6200 The Corners Parkway                       March 1999    of Wells Real Estate Funds,
Atlanta, GA 30092                                            Inc.
Age:45



                                       11

                                                                                          NUMBER
                                                                                            OF
                                                                                        PORTFOLIOS         OTHER
                                POSITION(S)     LENGTH OF                                IN FUND       DIRECTORSHIPS1
                                 HELD WITH        TIME       PRINCIPAL OCCUPATION(S)     COMPLEX           HELD BY
NAME, ADDRESS, AND AGE             TRUST         SERVED       DURING PAST 5 YEARS        OVERSEEN         TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Robert G. Dorsey              Vice President      Since      Managing Director of
135 Merchant Street                             September    Ultimus Fund Solutions,
Cincinnati, OH 45246                              2000       LLC (mutual fund services
Age: 46                                                      company) and Ultimus Fund
                                                             Distributors, LLC
                                                             (registered broker/dealer)

Mark J. Seger                    Treasurer        Since      Managing Director of
135 Merchant Street                             September    Ultimus Fund Solutions,
Cincinnati, OH 45246                               2000      LLC and Ultimus Fund
Age: 42                                                      Distributors, LLC

John F. Splain                   Secretary        Since      Managing Director of
135 Merchant Street                             September    Ultimus Fund Solutions,
Cincinnati, OH 45246                               2000      LLC and Ultimus Fund
Age: 47                                                      Distributors, LLC

----------------

* Mr. Wells may be deemed to be an "interested person," as defined by the 1940 Act, because of his employment with Wells Asset Management, Inc., the investment adviser to the Trust, and Wells Investment Securities, Inc., the underwriter to the Trust.

1 Represents directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

     INDEPENDENT TRUSTEES. The following table sets forth certain information about the Trust's Independent Trustees.

                                                                                          NUMBER OF
                                                                                         PORTFOLIOS         OTHER
                                POSITION(S)                                                IN FUND      DIRECTORSHIPS1
                                 HELD WITH      LENGTH OF      PRINCIPAL OCCUPATION(S)     COMPLEX         HELD BY
NAME, ADDRESS, AND AGE             TRUST       TIME SERVED     DURING PAST 5 YEARS        OVERSEEN         TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Michael R. Buchanan              Trustee/          Since       Former Managing                1          Director of
1630 Misty Oaks Drive             Nominee        September     Director of Bank of                       Wells Real
Atlanta, Georgia 30350                             2002        America                                     Estate
Age: 56                                                                                                  Investment
                                                                                                        Trust, Inc.;
                                                                                                      Director of D.R.
                                                                                                        Horton, Inc.

Richard W. Carpenter             Trustee/          Since       Managing Partner of            1          Director of
3491 Buckhead Loop                Nominee      January 1998    Carpenter Properties LP                   Wells Real
Atlanta, GA 30326                                              (real estate company);                      Estate
Age:66                                                         former President of                       Investment
                                                               Commonwealth Oil                        Trust, Inc. and
                                                               Refining Co., Inc. and                    Wells Real
                                                               Realmark Holdings Corp.                     Estate
                                                               (real estate company)                  Investment Trust
                                                                                                          II Inc.;
                                                                                                         Director of
                                                                                                         MidCountry
                                                                                                       Financial Corp.

Bud Carter                       Trustee/          Since       Chairman of The                1          Director of
100 Mount Shasta Lane             Nominee        May 1998      Executive Committee                       Wells Real
Alpharetta, GA 30022                                           (international                              Estate
Age:65                                                         management consultant)                    Investment
                                                                                                       Trust, Inc. and
                                                                                                         Wells Real
                                                                                                           Estate
                                                                                                      Investment Trust
                                                                                                           II Inc.



                                       13



                                                                                          NUMBER OF
                                                                                         PORTFOLIOS         OTHER
                                POSITION(S)                                                IN FUND      DIRECTORSHIPS1
                                 HELD WITH      LENGTH OF      PRINCIPAL OCCUPATION(S)     COMPLEX         HELD BY
NAME, ADDRESS, AND AGE             TRUST       TIME SERVED     DURING PAST 5 YEARS        OVERSEEN         TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
William H. Keogler, Jr.          Trustee/          Since       Former President and           1          Director of
7609 N.W. 117th Lane              Nominee       April 2001     Chief Executive Officer                   Wells Real
Parkland, FL 33076                                             of Keogler, Morgan &                        Estate
Age: 58                                                        Company, Inc.                             Investment
                                                               (brokerage firm) and                      Trust, Inc.
                                                               Keogler Investment
                                                               Advisory, Inc.

Donald S. Moss                   Trustee/          Since       Retired former Senior          1          Director of
114 Summerour Vale                Nominee        May 1998      Vice President of Avon                    Wells Real
Duluth, GA 30097                                               Products, Inc.                              Estate
Age: 68                                                                                                  Investment
                                                                                                       Trust, Inc. and
                                                                                                         Wells Real
                                                                                                           Estate
                                                                                                      Investment Trust
                                                                                                           II Inc.

Walter W. Sessoms                Trustee/          Since       Retired former Group           1          Director of
5995 River Chase Circle           Nominee       January 1998   President of BellSouth                    Wells Real
Atlanta, GA 30328                                              Telecommunications                          Estate
Age: 70                                                                                                  Investment
                                                                                                       Trust, Inc. and
                                                                                                         Wells Real
                                                                                                           Estate
                                                                                                      Investment Trust
                                                                                                           II Inc.


                                       14



                                                                                          NUMBER OF
                                                                                         PORTFOLIOS         OTHER
                                POSITION(S)                                                IN FUND      DIRECTORSHIPS1
                                 HELD WITH      LENGTH OF      PRINCIPAL OCCUPATION(S)     COMPLEX         HELD BY
NAME, ADDRESS, AND AGE             TRUST       TIME SERVED     DURING PAST 5 YEARS        OVERSEEN         TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Neil H. Strickland               Trustee/          Since       President of Strickland        1        Director of Wells
4800 River Green Parkway          Nominee       April 2001     General Agency, Inc.                       Real Estate
Duluth, GA 30096                                               (insurance agency),                     Investment Trust,
Age: 68                                                        S.C.S.C. Inc. (leasing                  Inc.  and   Wells
                                                               company) and Town                         Real Estate
                                                               Insurance  Agency                       Investment Trust
                                                               (financing company)                     II Inc.; Director
                                                                                                       of First Capital
                                                                                                             Bank

W. Wayne Woody                   Trustee/          Since       Former Interim Chief           1        Director of Wells
78 Lindbergh Drive                Nominee      October 2003    Financial Officer for                      Real Estate
Atlanta, GA 30328                                              Legacy Investment                       Investment Trust,
Age: 62                                                        Group (an investment                     Inc. and Wells
                                                               firm); Retired Senior                      Real Estate
                                                               Partner with KPMG LLP                   Investment Trust
                                                               (public accounting                      II Inc.; Director
                                                               firm)                                     of American
                                                                                                         Home Patient
                                                                                                       Inc.; Director of
                                                                                                         Coast Dental
                                                                                                         Services Inc.
---------------

1 Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
     Section 15(d) of the Exchange Act.

     AUDIT COMMITTEE. Messrs. Keogler, Moss, Sessoms, Strickland and Woody, all of whom are Independent Trustees, constitute the Trust's Audit Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year. The Audit Committee has adopted an Audit Committee Charter which serves as a guideline in carrying out the above stated duties and responsibilities. See Exhibit B to this Proxy Statement for a copy the Trust's Audit Committee Charter. The Trustees have determined that Mr. Woody qualifies as an "audit committee financial expert" as defined by applicable securities laws. The Trustees have not appointed a compensation committee or a nominating committee. The Audit Committee meets periodically, as necessary, and met four times during the most recently completed fiscal year.

     OTHER COMMITTEES. The Board of Trustees has no nominating or compensation committee or any committee performing similar functions. The Board of Trustees does not consider a nominating committee necessary because this function has been reserved to the Independent Trustees. A candidate for the Board of Trustees must meet the eligibility requirements set forth in the Trust's bylaws and in any Board or committee resolutions. The Trustees consider qualifications and characteristics that they from time to time deem appropriate when they select individuals to be nominated for election to the Board of Trustees. These qualifications and characteristics may include, without limitation, independence, integrity, business experience, education, accounting and financial expertise, age, diversity, reputation, civic and community relationships, and knowledge and experience. In addition, prior to nominating an existing Trustee for re-election to the Board of Trustee, the Trustees will consider and review an existing director's Board and committee attendance and performance and length of Board service.

                                  TRUSTEE/NOMINEE OWNERSHIP OF SHARES OF THE FUND
                                                AS OF DECEMBER 31, 2003*

                 (1)                    (2)                                   (3)
=============================================================================================================
               NAME OF                   DOLLAR RANGE OF         AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
          TRUSTEE/NOMINEE               EQUITY SECURITIES         AND/OR SHARES IN ALL REGISTERED INVESTMENT
             OR OFFICER               AND/OR SHARES IN THE       COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF
                                              FUND                           INVESTMENT COMPANIES
=============================================================================================================
         Leo F. Wells, III                Over $100,000                         Over $100,000
=============================================================================================================
         Michael R. Buchanan                    None                                 None

         Richard W. Carpenter                $1--$10,000                           $1--$10,000

         Bud Carter                          $1--$10,000                           $1--$10,000

         William H. Keogler, Jr.             $1--$10,000                           $1--$10,000

         Donald S. Moss                      $1--$10,000                           $1--$10,000

         Walter W. Sessoms                $50,000- 100,000                      $50,000- 100,000

         Neil H. Strickland                  $1--$10,000                           $1--$10,000

         W. Wayne Woody                          None                                  None

----------------------

* Each Trustee/Nominee owns less than 1% of the Fund's outstanding shares. All Trustees/ Nominees and officers as a group owned of record or beneficially less than 1% of the Fund's outstanding shares on the Record Date.

     TRUSTEES' OWNERSHIP OF SECURITIES OF ENTITIES CONTROLLING, CONTROLLED BY, OR UNDER COMMON CONTROL WITH THE ADVISER. The following table shows each Independent Trustee's direct and/or beneficial ownership of securities in entities controlling, controlled by, or under common control with the Adviser. The Wells Real Estate Investment Trust, Inc. (the "Wells REIT") is an affiliated real estate investment trust which is controlled by Leo F. Wells III and affiliated entities. Wells Limited Partnership I ("Wells LP I") through Wells Limited Partnership XIII ("Wells LP XIII") are limited partnerships for which entities controlled by Leo F. Wells III act as General Partner. Information is provided as of December 31, 2003.

Name of                     Name of                                               Value of       Percent of
Trustee/Nominee             Owners           Company        Title of Class       Securities       Class
------------------------------------------------------------------------------------------------------------
Michael R. Buchanan           --                --                --                 --             --

Richard W. Carpenter          --                --                --                 --             --

Bud Carter                  Bud Carter      Wells REIT      Common Stock         $ 120,093         0.002%
                            SEP-IRA

                            Bud Carter &    Wells REIT      Common Stock         $  38,187        0.0008%
                            Kay Copilevitz

                            Bud Carter &    Wells LP XII    Limited Partnership
                            Kay Copilevitz                  Interests            $  43,011          0.14%


Williams H. Keogler, Jr.      --                --                --                 --              --

Donald S. Moss              Donald S.       Wells REIT      Common Stock         $ 916,399          0.02%
                            Moss IRA

                            Donald S.       Wells LP XIII   Limited Partnership  $ 226,683          0.79%
                            Moss IRA                        Interests

Walter W. Sessoms           Self            Wells REIT      Common Stock         $ 533,708          0.01%

Neil H. Strickland          Neil H.         Wells REIT      Common Stock         $  10,737        0.0002%
                            Strickland IRA

                            Neil H.         Wells LP III    Limited Partnership  $  17,500          0.12%
                            Strickland IRA                  Interests

                            Neil H.         Wells LP IV     Limited Partnership  $  35,000          0.33%
                            Strickland IRA                  Interests

                            Neil H.         Wells LP V      Limited Partnership  $  10,000          0.13%
                            Strickland IRA                  Interests

W. Wayne Woody                --                --                --                 --             --

     TRUSTEE COMPENSATION. No director, officer or employee of the Adviser or the Underwriter will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Currently, each Trustee that is not an "interested person" of the Trust receives a $1,500 quarterly retainer fee, $2,500 for attendance at each Board meeting, and $1,500 for attendance at each Committee meeting (except that the Chairman of the Audit Committee receives $2,000 for attendance at Committee meetings). The following table provides compensation amounts paid during 2003 to each of the Trustees:

                              Aggregate       Pension or    Estimated Annual      Total Compensation
                            Compensation      Retirement     Benefits Upon   From the Fund and Wells Real
Trustee/Nominee             From the Fund   Benefits Accrue    Retirement     Estate Investment Trust, Inc.
------------------------------------------------------------------------------------------------------------
Michael R. Buchanan            $15,500            None            None                   $63,500
Richard W. Carpenter            15,500            None            None                    74,000
Bud Carter                      15,500            None            None                    72,500
William H. Keogler, Jr          18,500            None            None                    75,000
Donald S. Moss                  18,500            None            None                    92,750
Walter W. Sessoms               19,500            None            None                    91,750
Neil H. Strickland              18,500            None            None                    83,500
W. Wayne Woody                  11,000            None            None                    51,543
Leo F. Wells III*                 None            None            None                      None

------------------
*    "Interested person" of the Trust as defined by the 1940 Act.

THE  BOARD  OF  TRUSTEES,   INCLUDING  THE  INDEPENDENT  TRUSTEES,   UNANIMOUSLY
RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES.

                                   PROPOSAL 3:
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     On December 15, 2003, the Audit Committee selected the firm of Ernst & Young LLP ("E&Y") as independent auditors of the Trust for the fiscal year ending December 31, 2004. The employment of E&Y is conditional upon the right of the Trust to terminate employment without any penalty. If the Fund's shareholders do not ratify the selection of E&Y, other certified public accountants will be considered for selection by the Board of Trustees.

     Representatives of E&Y are not expected to be present at the Special Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

     AUDIT FEES. The aggregate fees paid to E&Y for professional services rendered by E&Y for the audit of the Trust's annual financial statements or for services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $41,700 and $25,000 with respect to the Trust's fiscal years ended December 31, 2003 and 2002, respectively.

     AUDIT-RELATED FEES. The Trust did not request or compensate E&Y for assurance and related services for the Trust's two most recently completed fiscal years.

     TAX FEES. The aggregate fees paid to E&Y for tax compliance, tax advice or tax planning services to the Trust for the two most recently completed fiscal years were $4,000 and $2,800, respectively.

     ALL OTHER FEES. E&Y did not perform any services or provide any products to the Trust, other than the services and products reported above, for the two most recently completed fiscal years. E&Y did not render other services to the Adviser and certain entities controlled by, or under common control with the Adviser that provide ongoing services to the Trust, which engagement relates directly to the operations and financial reporting of the Fund for the two most recently completed fiscal years.

     AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. The Audit Committee has not adopted Pre-Approval Policies and Procedures. All services provided by E&Y were specifically approved by the Audit Committee in advance of any services being performed on behalf of the Trust.

     AGGREGATE NON-AUDIT FEES. The aggregate non-audit fees for the Trust and certain affiliated entities totaled approximately $7,400 in 2003 and $2,800 in 2002.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHARHOLDERS RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE TRUST'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CURRENT FISCAL YEAR.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

     The Board of Trustees has fixed the close of business on March 1, 2004 as the Record Date for the determination of shareholders entitled to notice of and to vote at the Special Meeting of Shareholders of any adjournment thereof. As of the Record Date, there were 25,075,075.751 shares of the Fund outstanding. All full shares of the Fund are entitled to one vote, with proportionate voting for fractional shares.

     The vote of a majority of the outstanding shares of the Fund is required for approval of the New Sub-Advisory Agreement (Proposal 1). The vote of a majority of the outstanding shares for purposes of Proposal 1 means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares. With respect to the election of Trustees (Proposal 2), the nine Nominees receiving the highest number of affirmative votes cast at the meeting will be elected, so long as the votes FOR each

Nominee exceed the votes AGAINST the Nominee. With respect to the ratification of the selection of the Trust's independent public accountants (Proposal 3), if a quorum (as described below) is represented at the meeting, then the vote of simple majority of the shares voting is required.

     A quorum is the number of shares legally required to be at a meeting in order to conduct business. The presence, in person or by proxy, of more than 50% of the Fund's outstanding shares is necessary to constitute a quorum at the meeting. If the meeting is called to order but a quorum is not represented at the meeting, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present at the meeting but sufficient votes to approve the proposal described herein are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. The persons named as proxies will vote those proxies received that voted in favor of a proposal in favor of such adjournment and will vote those proxies received which voted against a proposal against any such adjournment.

     Abstentions and "broker non-voters" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Accordingly, "broker non-votes" and abstentions on any of the Proposals effectively will be a vote against that Proposal.

     The Trustees of the Trust intend to vote all of their shares in favor of each of the proposals described herein.

INFORMATION ABOUT RYDEX

     In addition to serving as the sub-adviser to the Fund, Rydex serves as the investment adviser to the Rydex Series Funds and Rydex Dynamic Funds, each of which is a registered investment company. Rydex is organized as a Maryland corporation with its principal place of business at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The Viragh Family Trust owns a controlling interest as the sole shareholder of Rydex.

     During the fiscal year ended December 31, 2003, the Adviser paid investment sub-advisory fees of $310,222.55 to Rydex. The Former Sub-Advisory Agreement between Rydex and the Adviser (which terminated on December 11, 2003, as discussed in Proposal 1 above) was last submitted to and approved by the Board of Trustees on December 4, 2002 and by shareholders of the Fund on April 30, 2001.

     The name, address and principal occupation of the principal executive officers of Rydex are listed below:

Name                           Title                    Principal Occupation
--------------------------------------------------------------------------------------------------------------------------
Carl G. Verboncoeur            President, Chief         President and Chief Executive Officer of PADCO Advisors, Inc.,
                               Executive Officer and    PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex
                               Treasurer                Distributors, Inc.

Michael P. Byrum               Executive Vice           Executive Vice President and Chief Operating Officer of PADCO
                               President and Chief      Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services,
                               Operating Officer        Inc. and Rydex Distributors, Inc. President of Rydex Capital
                                                        Partners I and Rydex Capital Partners II.

Robert M. Steele               Executive Vice           Executive Vice President of PADCO Advisors, Inc., PADCO Advisors
                               President                II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc.


INFORMATION ON THE OPERATION OF THE FUND

INVESTMENT ADVISER

     Wells Asset Management, Inc. serves as the investment adviser to the Wells Family of Real Estate Funds. Wells is organized as a Georgia corporation with its principal place of business at 6200 The Corners Parkway, Norcross, Georgia 30092. Leo F. Wells III owns a controlling interest of Wells Asset Management.

     During the fiscal year ended December 31, 2003, the Fund paid investment advisory fees of $865,906 to the Adviser. In order to reduce Fund operating expenses the Adviser waived $390,595 of its investment advisory fees and reimbursed the Fund for $151,500 for Class A expenses and $6,000 of Class I expenses during the year ended December 31, 2003. The current Advisory Agreement between the Trust and the Adviser was last submitted to and approved by the Board of Trustees on December 16, 2003 and by shareholders of the Fund on December 23, 1997.

     The name, address and principal occupation of the principal executive officers of the Adviser are: Leo F. Wells III, President and Treasurer; Linda L. Carson, Secretary; Douglas P.Williams,Vice President; and JillW. Maggiore,Vice President. Each person is located at 6200 The Corners Parkway, Norcross, Georgia 30092.

DISTRIBUTION OF SHARES

     Wells Investment Securities, Inc. (the "Underwriter"), 6200 The Corners Parkway, Atlanta, Georgia 30092, serves as the Fund's principal underwriter. The Underwriter is an affiliate of the Adviser.

ADMINISTRATION AND OTHER SERVICES

     The Fund has entered into agreements with Ultimus Fund Solutions, LLC ("Ultimus"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, whereby Ultimus is responsible for the provision of administration, fund accounting and
transfer   agent  and   shareholder   services  to  the  Fund.   For   providing
administration services to the Fund, the Fund pays Ultimus a fee at the annual rate of .15% of the average value of its daily net assets up to $50 million, ..125% of such assets from $50 million to $100 million, .10% of such assets from $100 million to $250, .075% of such assets from $250 million to $500 million, and .05% of such assets in excess of $500 million, subject to a minimum monthly fee of $2,000.

BROKERAGE POLICIES

     Decisions to buy and sell securities for the Fund and the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by Rydex and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, Rydex seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker dealer. Rydex generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

     Rydex is specifically authorized to select brokers to buy and sell securities for the Fund and who also provide brokerage and research services to the Fund and/or other accounts over which Rydex exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if Rydex determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or Rydex's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.

     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to economic trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and Rydex, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by Rydex in servicing all of its accounts and not all such services may be used by Rydex in connection with the Fund.

     Rydex may aggregate purchase and sale orders for the Fund and its other clients if it believes such aggregation is consistent with its duties to seek best execution for the Fund and its other clients. Rydex will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of Rydex in that security on a given day, with all transaction costs shared on pro rata basis.


     Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser, Rydex or the Underwriter.

     The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Underwriter and other affiliates of the Trust, the Adviser or Rydex may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. The Fund will not effect any brokerage transactions in its portfolio securities with Rydex or other affiliates if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Fund does not anticipate any ongoing arrangements with any brokerage firms, brokerage business may be transacted from time to time with various firms. Neither the Underwriter nor affiliates of the Trust, the Adviser or Rydex will receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with any brokers.


ANNUAL AND SEMIANNUAL REPORTS

THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT UPON REQUEST. TO REQUEST THE ANNUAL REPORT, PLEASE CALL US TOLL FREE AT 1-800-282-1581, OR WRITE TO JOHN F. SPLAIN, SECRETARY, WELLS FAMILY OF REAL ESTATE FUNDS, P.O. BOX 46707, CINCINNATI, OHIO 45246-0707.

PROCESS FOR COMMUNICATING WITH THE BOARD OF TRUSTEES

     Shareholders wishing to submit written communications to the Board should send their communications to: Board of Trustees of Wells Family of Real Estate Funds, c/o Ultimus Fund Solutions, LLC, 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.


PRINCIPAL SHAREHOLDERS

     As of the Record Date, the following person owned of record five percent or more of the outstanding shares of the Fund:


                                      SHARE BALANCE    PERCENTAGE OF FUND SHARES
                                      --------------   -------------------------
Charles Schwab & Co., Inc...........   2,210,124.964              8.81%
101 Montgomery Street
San Francisco, California 94104

OTHER MATTERS

     The proxy holders have no present intention of bringing any other matter before the meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

     The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting.
Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. Annual meetings of shareholders of the Fund are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to John F. Splain, Secretary of the Trust, 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246.

                                         By Order of the Board of Trustees,

                                         /s/ John F. Splain

                                         John F. Splain
                                         Secretary

Date:    March 15, 2004

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                    EXHIBIT A

                             SUB-ADVISORY AGREEMENT

PADCO Advisors, Inc.
d/b/a Rydex Investments
9601 Blackwell Road, Suite 500
Rockville, MD 20850

Ladies and Gentlemen:

     Wells Family of Real Estate Funds (the "Trust"), an Ohio business trust, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), and is subject to the rules and regulations promulgated thereunder. The Trust currently offers one series of shares to investors, the Wells S&P REIT Index Fund (the "Fund"). Each share of the Fund represents an undivided interest in the assets, subject to the liabilities, of the Fund.

     Wells Asset Management, Inc. (the "Adviser") acts as the investment adviser to the Fund pursuant to the terms of an Advisory Agreement. The Adviser shall have overall supervisory responsibility for the general management and investment of the Fund's assets and portfolio securities. However, specific portfolio purchases and sales for the investment portfolio of the Fund are to be made by advisory organizations recommended by the Adviser and approved by the Board of Trustees of the Trust and the shareholders of the Fund.

     1. APPOINTMENT AS SUB-ADVISER. The Trust being duly authorized hereby appoints and employs PADCO Advisors, Inc., d/b/a Rydex Investments (the "Sub-Adviser") as the discretionary portfolio manager of the Fund, on the terms and conditions set forth herein.

     2. ACCEPTANCE OF APPOINTMENT; STANDARD OF PERFORMANCE. The Sub-Adviser accepts the appointment as the discretionary portfolio manager and agrees to use its best professional judgment to make investment decisions for the Fund in accordance with the provisions of this agreement.

     3. PORTFOLIO MANAGEMENT SERVICES OF SUB-ADVISER. The Sub-Adviser is hereby employed and authorized to select portfolio securities for investment by the Fund, to purchase and sell securities of the Fund, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with paragraphs 5 and 6 hereof. In providing portfolio management services to the Fund, the Sub-Adviser shall be subject to such investment restrictions as are set forth in the Act and the rules thereunder, the Internal Revenue Code of 1986, applicable state securities laws, the supervision and control of the Board of Trustees of the Trust, such specific instructions as the Board of Trustees may adopt and communicate to the Sub-Adviser, the investment objectives, policies and restrictions of the Fund furnished pursuant to paragraph 4 and the provisions of Schedule A hereto. The Sub-Adviser is not authorized by the Trust to take any action, including the purchase or sale of securities for the Fund, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence. The Sub-Adviser shall maintain on behalf of the Fund the records listed in Schedule A hereto (as amended from time to time). At the Trust's reasonable request, the Sub-Adviser will consult with the Adviser with respect to any decision made by it with respect to the investments of the Fund.

     4. INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS. The Trust will provide the Sub-Adviser with the statement of investment objectives, policies and restrictions applicable to the Fund as contained in the Fund's registration statement under the Act and the Securities Act of 1933, and any instructions adopted by the Board of Trustees supplemental thereto. The Trust will provide the Sub-Adviser with such further information concerning the investment objectives, policies and restrictions applicable thereto as the Sub-Adviser may from time to time reasonably request. The Trust retains the right, on sixty (60) days written notice to the Sub-Adviser from the Trust or the Adviser, to modify any such objectives, policies or restrictions in any manner.

     5. ALLOCATION OF BROKERAGE. The Sub-Adviser shall have the authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Sub-Adviser and to select the markets on or in which the transactions will be executed.

          A. In doing so, the Sub-Adviser will give primary consideration to securing the best execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. Consistent with this policy, the Sub-Adviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28 (e) of the Securities Exchange Act of
     1934) to the other accounts over which it exercises investment discretion. It is understood that it is desirable for the Fund that the Sub-Adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher commission to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the lowest commission. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such certain brokers, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice, provided that the Sub-Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker and dealer. The determination may be viewed in terms of either a particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and to the other accounts over which it exercises investment discretion. It is understood that although the information may be useful to the Trust and the Sub-Adviser, it is not possible to place a dollar value on such information. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best execution, the Sub-Adviser may give consideration to sales of shares of the Fund as a factor in its selection of brokers and dealers to execute portfolio transactions of the Fund.

          On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

          For each fiscal quarter of the Trust, the Sub-Adviser shall prepare and render reports to the Adviser and the Trust's Board of Trustees of the total brokerage business placed and the manner in which the allocation has been accomplished. Such reports shall set forth at a minimum the information required to be maintained by Rule 31a-1(b) (9) under the Act.

          B. The Sub-Adviser agrees that it will not execute any portfolio transactions for the Fund's account with a broker or dealer which is an "affiliated person" (as defined in the Act) of the Trust, the Adviser, the Sub-Adviser or any portfolio manager of the Trust without the prior written approval of the Adviser. The Adviser agrees that it will provide the Sub-Adviser with a list of brokers and dealers which are "affiliated persons" of the Trust, the Adviser or the Sub-Adviser.

     6. TRANSACTION PROCEDURES. All transactions will be consummated by payment to or delivery by the Fund's custodian (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Fund, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust all investment orders for the Fund placed by it with brokers and dealers. The Sub-Adviser shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. It shall be the responsibility of the Sub-Adviser to take appropriate action if the Custodian fails to confirm in writing proper execution of the instructions.

     7. PROXIES. The Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time. Such proxies will be voted in a manner deemed by the Sub-Adviser, in good faith, to be in the best interests of the Fund.

     8. REPORTS TO THE SUB-ADVISER. The Trust will provide the Sub-Adviser with such periodic reports concerning the status of the Fund as the Sub-Adviser may reasonably request.

     9. FEES FOR SERVICES. For the services provided to the Fund, the Adviser (not the Fund) shall pay the Sub-Adviser a monthly fee equal to the annual rate of .20% of the value of the Fund's average daily net assets up to $100,000,000, ..15% of such assets from $100,000,000 to $500,000,000 and .10% of such assets in excess of $500,000,000; provided however, that the minimum fee is $10,000 per month. Pursuant to the provisions of the Advisory Agreement between the Trust and the Adviser, the Adviser is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of the Sub-Adviser's fees solely from the Adviser. The Sub-Adviser agrees to pay the compensation of any persons rendering any services to the Fund who are officers, directors or employees of the Sub-Adviser.

     10. OTHER INVESTMENT ACTIVITIES OF THE SUB-ADVISER. The Trust acknowledges that the Sub-Adviser or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Sub-Adviser, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Trust agrees that the Sub-Adviser or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the timing or nature of action taken with respect to the Fund, provided that the Sub-Adviser acts in good faith, and provided further, that it is the Sub-Adviser's policy to allocate, within its reasonable discretion, investment opportunities to the Fund over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Trust acknowledges that one or more of the Affiliated Accounts may at the time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may have an interest from time to time, whether in transactions which involve the Fund or otherwise. The Sub-Adviser shall have no obligation to acquire for the Fund a position in any investment which any Affiliated Account may acquire, and the Trust shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund or otherwise.

     11. CERTIFICATE OF AUTHORITY. The Trust, the Adviser and the Sub-Adviser shall furnish to each other from time to time certified copies of the resolutions of their Board of Trustees or Board of Directors or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of the Trust, the Fund, the Adviser and/or the Sub-Adviser.

     12.  INDEMNIFICATION.

          A. The Adviser and the Trust, on behalf of the Fund, will indemnify the Sub-Adviser and its directors, officers, employees and agents ("Sub-Adviser Parties") against and hold the Sub-Adviser Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action, or suit which results from any action taken, omitted or suffered to be taken by the Sub-Adviser Parties in their reasonable judgment, in good faith and believed by them to be authorized or within the discretion or rights or powers conferred upon them by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Trust or the Adviser, provided however that such acts or omissions shall not have resulted from the Sub-Adviser Parties' willful misfeasance, bad faith, gross negligence or reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.

          B. The Sub-Adviser will indemnify the Trust, on behalf of the Fund, and the Adviser and each of its directors, trustees, officers, employees and agents ("Fund Parties") against and hold the Fund Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action or suit which results from the Sub-Adviser Parties' willful misfeasance, bad faith, gross negligence or reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.

          C. The obligations of the parties under this paragraph shall survive the termination of this Agreement. Nothing in this paragraph 12 shall be construed in a manner inconsistent with Sections 17(h) and (i) of the Act.

     13. CONFIDENTIALITY. Subject to the duty of the Sub-Adviser, the Adviser and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Sub-Adviser and the Trust in respect thereof.

     14. ASSIGNMENT. No assignment of this Agreement shall be made by the Sub-Adviser, and this Agreement shall terminate automatically in the event of such assignment. The Sub-Adviser shall notify the Trust and the Adviser in writing sufficiently in advance of any proposed change of control, as defined in
Section 2 (a) (9) of the Act, as will enable the Trust and the Adviser to consider whether an assignment will occur, and to take the steps necessary to enter into a new contract with the Sub-Adviser.

     15. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE TRUST. The Trust represents, warrants and agrees that:

          A. The Sub-Adviser has been duly appointed by the Board of Trustees of the Trust to provide investment services to the Fund as contemplated hereby.

          B. The Trust will deliver to the Sub-Adviser a true and complete copy of its then current prospectus and statement of additional information as effective from time to time and such other documents or instruments governing the investments of the Fund and such other information as is necessary for the Sub-Adviser to carry out its obligations under this Agreement.

          C. The Trust is currently in compliance and shall at all times comply with the requirements imposed upon the Trust by applicable laws and regulations.

     16. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE SUB-ADVISER. The Sub-Adviser represents, warrants and agrees that:

          A. The Sub-Adviser is registered as an "investment adviser" under the Investment Advisers Act of 1940.

          B. The Sub-Adviser will maintain, keep current and preserve on behalf of the Trust, in the manner and for the time periods required or permitted by the Act, the records identified in Schedule A. The Sub-Adviser agrees that such records are the property of the Trust, and will be surrendered to the Trust promptly upon request.

          C. The Sub-Adviser will complete such reports concerning purchases or sales of securities on behalf of the Fund as the Adviser or the Trust may from time to time require to ensure compliance with the Act, the Internal Revenue Code of 1986 and applicable state securities laws.

          D. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, the President or a Vice President of the Sub-Adviser shall certify to the Trust that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Trust, the Sub-Adviser shall submit to the Trust the reports required to be made to the Sub-Adviser by Rule 17j-1 (c) (1).

          E. The Sub-Adviser will immediately notify the Trust and the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to
     Section 9 (a) of the Act or otherwise.

     17. AMENDMENT. This Agreement may be amended at any time, but only by written agreement between the Sub-Adviser, the Adviser and the Trust, which amendment, other than amendments to Schedule A, is subject to the approval of the Board of Trustees and the shareholders of the Fund in the manner required by the Act and the rules thereunder, subject to any applicable exemptive order of the Securities and Exchange Commission modifying the provisions of the Act with respect to approval of amendments to this Agreement.

     18. EFFECTIVE DATE; TERM. This Agreement shall become effective on the date of its execution and shall remain in full force and effect for two (2) years from the date hereof, and from year to year thereafter but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Trust, the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that this Agreement may be continued "annually" shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

     19. TERMINATION. This Agreement may be terminated by any party hereto, without the payment of any penalty, immediately upon written notice to the other in the event of a breach of any provision thereof by the party so notified, or otherwise upon sixty (60) days' written notice to the other, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other. In the event that in connection with the termination of this Agreement, a successor to any of Sub-Adviser's duties or responsibilities under this Agreement is designated by written notice to Sub-Adviser, Sub-Adviser shall promptly transfer all records maintained by Sub-Adviser under this
Agreement and shall cooperate in the transfer of such duties and responsibilities, including providing for assistance from Sub-Adviser's cognizant personnel in the establishment of books, records and other data by such successor.

     20. SHAREHOLDER LIABILITY. The Sub-Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets. The Sub-Adviser agrees that it shall not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of the Trust.

     21. USE OF NAME. Neither the Adviser nor the Trust nor the Fund will use the Sub-Adviser's name or the names of its affiliates in any sales literature or other material in a manner not approved by the Sub-Adviser before such use; provided however, that the Sub-Adviser hereby consents to all such uses of the Sub-Adviser's name or the names of its affiliates which merely refer in accurate terms to its appointment hereunder or which are required by the Securities and Exchange Commission or a state securities commission.

     22. DEFINITIONS. As used in paragraphs 14 and 18 of this Agreement, the terms "assignment," interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

     23. APPLICABLE LAW. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Georgia. The parties agree that any appropriate state court located in Fulton County, Georgia or any Federal Court located in Atlanta, Georgia shall have exclusive jurisdiction of any case or controversy arising under or in connection with this Agreement and shall be in a proper forum in which to adjudicate such case or controversy. The parties hereto consent to the jurisdiction of such courts.


                                               WELLS ASSET MANAGEMENT, INC.


                                               By: ____________________________
                                               Title: President

                                               Date: _______________, 2004


                                               WELLS FAMILY OF REAL ESTATE FUNDS

                                               By: ____________________________
                                               Title: President

                                               Date: _______________, 2004
ACCEPTANCE

     The foregoing Agreement is hereby accepted.

                                               PADCO ADVISORS, INC.
                                               d/b/a RYDEX INVESTMENTS


                                               By: ____________________________
                                               Title: President

                                               Date: _______________, 2004

                                                                      SCHEDULE A

                  RECORDS TO BE MAINTAINED BY THE SUB-ADVISER

          1. (Rule 31a-1 (b) (5) and (6)) A record of each brokerage order, and all other portfolio purchases or sales, given by the Sub-Adviser on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

          A.   The name of the broker;

          B. The terms and conditions of the order and of any modification or cancellation thereof;

          C.   The time of entry or cancellation;

          D.   The price at which executed;

          E.   The time of receipt of a report of execution; and

          F. The name of the person who placed the order on behalf of the Fund.

          2. (Rule 31a-1 (b) (9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

          A. Shall include the consideration given to:

               (i) The sale of shares of the Fund by brokers or dealers.

               (ii) The supplying of services or benefits by brokers or dealers to:

                    (a)  The Trust;

                    (b)  the Adviser;

                    (c)  the Sub-Adviser;

                    (d)  any other portfolio adviser of the Trust; and

                    (e)  any person affiliated with the foregoing persons.

               (iii)Any   other   consideration   other   than   the   technical
          qualifications of the brokers and dealers as such.

          B. Shall show the nature of the services or benefits made available.

          C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

          D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.


Such other accounts, books and other documents as are required to be maintained by registered investment companies by Rule 31a-1 under the Act or by registered investment advisers by rules adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Sub-Adviser's transactions with respect to the Fund.

                                    EXHIBIT B

                        WELLS FAMILY OF REAL ESTATE FUNDS
                  AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

COMPOSITION AND OPERATION OF THE AUDIT COMMITTEE

     1. The Committee shall be composed entirely of independent trustees.

     2. The Committee may elect a chairperson, who will preside over Committee meetings.

     3. A majority of the Committee's members will constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting will be determinative as to any matter submitted to a vote.

     4. The Committee shall meet at such times as it determines.

     5. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust.

PURPOSES OF THE AUDIT COMMITTEE

     1. The purposes of the Committee are:

          (a) to oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain services providers;

          (b) to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; and

          (c) to act as a liaison between the Trust's independent auditors and the full Board of Trustees.

     2. The function of the Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

DUTIES AND POWERS OF THE AUDIT COMMITTEE

     1. To carry out its purposes, the Committee shall have the following duties and powers:

          (a) to approve and recommend to the full Board the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the

     Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors' specific representations as to their independence;

          (b) to meet with the Trust's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Trust's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Trust's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board of Trustees and shareholders;

          (c) review the audited financial statements and make recommendations to the Board regarding approval of such statements;

          (d) to consider the effect upon the Trust of any changes in accounting principles or practices proposed by management or the auditors;

          (e) to review the fees charged by the auditors for audit and non-audit services;

          (f) to investigate improprieties or suspected improprieties in Trust operations brought to the attention of the Committee; and

     2. The Committee shall report its activities to the full Board of Trustees on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

     3. The Committee shall perform such other functions consistent with this Charter, the Trust's Declaration of Trust, By-Laws, and applicable law, as the Committee or the Board deems necessary and appropriate.



Adopted June 17, 2003